Exhibit 99.1

Deloitte LLP 2 New Street Square London EC4A 3BZ Phone: +44 (0)20 7936 3000 Fax: +44 (0)20 7583 1198 www.deloitte.co.uk

Independent Accountant’s Report on Applying Asset Agreed Upon Procedures

The Board of Directors of

Last Mile Logistics CMBS 2023-1 UK DAC

3rd Floor Fleming Court

Fleming's Place

Dublin 4

Ireland

(the “Issuer”)

Citibank, N.A London Branch

Citigroup Centre

Canada Square

London

E14 5LB

United Kingdom

(the “Seller”)

Citibank Europe PLC

1 North Wall Quay

Dublin 1

Ireland

(the “Arranger”)

Standard Chartered Bank

One Basinghall Avenue

London

EC2V 5DD

United Kingdom

(“SC” and together with the Arranger, the “Joint Lead Managers”)

and the other Managers (as defined in the Engagement Letter)

12 July 2023

Dear Sirs/Madams,

PROPOSED ISSUE BY LAST MILE LOGISTICS CMBS 2023-1 UK DAC OF COMMERCIAL MORTGAGE-BACKED FLOATING RATE NOTES (the “Issue”)

We have performed the procedures enumerated below on certain commercial assets (the “Loan Pool”), which were agreed to by the Issuer, the Seller, the Arranger, the Joint Lead Managers, the Managers and the other Managers (as defined in the Engagement Letter). The procedures were performed to assist you in evaluating the validity of certain characteristics of the Loan Pool. This agreed upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The appropriateness of these procedures is solely the responsibility of the Issuer, the Seller, the Arranger, the Joint Lead Managers and the Managers. Consequently, we make no representation regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

This report (the “Asset Agreed Upon Procedures Report”) is addressed to the Board of Directors of the Issuer, the Seller, the Arranger, the Joint Lead Managers and the Managers identified in the Engagement Letter who have agreed to participate in the proposed Issue.

Deloitte LLP is a limited liability partnership registered in England and Wales with registered number OC303675 and its registered office at 1 New Street Square, London, EC4A 3HQ, United Kingdom.

Deloitte LLP is the United Kingdom affiliate of Deloitte NSE LLP, a member firm of Deloitte Touche Tohmatsu Limited, a UK private company limited by guarantee (“DTTL”). DTTL and each of its member firms are legally separate and independent entities. DTTL and Deloitte NSE LLP do not provide services to clients. Please see www.deloitte.com/about to learn more about our global network of member firms.

© 2023 Deloitte LLP. All rights reserved.

These procedures were established with the Issuer and the Seller, and the appropriateness of the procedures is solely the responsibility of the Issuer, the Seller, the Arranger, the Joint Lead Managers and the Managers as discussed above. The Issuer and the Seller shall be solely responsible for providing accurate and complete information requested by Deloitte necessary to perform the procedures. Deloitte has no responsibility for the accuracy or completeness of the information provided by or on behalf of the Issuer and the Seller, even if Deloitte had reason to know or should have known of such inaccuracy or incompleteness.

The procedures that we performed and our findings are as follows:

1.            Scope of our work and factual findings

The procedures performed were as defined in Appendix 3 of the Engagement Letter (the “Agreed Upon Procedures”).

The Seller provided us with a data file ‘Project Brompton AUP Data Tape_27June2023.xlsx’ (the “First Pool Run”) containing information for 37 properties and 207 units associated with 161 unique tenants as at 30 April 2023 (the “Cut-off Date”). The Seller requested that we perform the agreed upon procedures on 37 properties and 185 units, which excluded vacant units (the “Sample”, and together with the First Pool Run, the “Sample Pool”).

We have carried out the Agreed Upon Procedures on the Sample Pool during the period 1 June to 30 June 2023.

The procedures we have undertaken, set out in paragraphs 2.1 to 2.20 under the pool agreed upon procedures section below, have been limited to confirming that the selected attribute from the First Pool Run information relating to the Sample Pool agreed to the original loan documentation or copies thereof provided to us in the loan file. We are entitled to assume that the loan documentation is correct and we have not sought to independently verify this information. The loan documentation used in these Agreed upon Procedures was the valuation report, legal DD report, lease summary report, ‘Project Brompton Financing - Tenancy Schedule (15.06.2023 - to share with OC).xlsx’ (the “rent roll”), reliance letter, tenancy at will letter, rent review memorandum, lease agreement and the schedule of tenancies.

2.            Pool agreed upon procedures

For each loan in the Sample Pool we carried out the following agreed upon procedures and have given a confidence and precision percentage for each procedure.

For the purposes of this report, the failure of a single attribute is termed an error.

2.1.	Property name

For each property in the Sample Pool, we confirmed whether the property name substantially agreed to that shown on the valuation report or legal DD report. Substantially agreed is defined as being able to identify the name in the lease summary report or rent roll where spelling errors had occurred. We found that the property name substantially agreed to the valuation report or legal DD report, with no exception.

2.2.	Property address

We were instructed by the Seller that this procedure should not include agreeing the postcode if other segments of the property address were sufficient to identify the property. For the avoidance of doubt, if the postcode was missing, incomplete or incorrect, or there were differences due to unit names, these were not considered to be an error. Substantially agreed is defined as being able to identify the property address where minor spelling errors have occurred.

For each property in the Sample Pool, we confirmed whether the property address substantially agreed to that shown on the valuation report or legal DD report. We found that the property address substantially agreed to the valuation report or legal DD report, with no exception.

2.3.	Property type

For each property in the Sample Pool, we confirmed whether the property type agreed to that shown on the valuation report. We found that the property type agreed to the valuation report, with no exception.

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2.4.	Property size

For each property in the Sample Pool, we confirmed whether the property size agreed to that shown on the valuation report, to within +/- 0.01%. We found that the property size agreed to the valuation report, to within +/- 0.01%, with no exception.

2.5.	Number of units

For each property in the Sample Pool, we confirmed whether the number of units agreed to that shown on the valuation report. We found that the number of units agreed to the valuation report, with no exception.

2.6.	Property market value

For each property in the Sample Pool, we confirmed whether the property market value agreed to that shown on the valuation report. We found that the property market value agreed to the valuation report, with no exception.

2.7.	Date of valuation

For each property in the Sample Pool, we confirmed whether the date of valuation agreed to that shown on the valuation report. We found that the date of valuation agreed to the valuation report, with no exception.

2.8.	Property gross market rent (ERV)

For each property in the Sample Pool, we confirmed whether the property gross market rent (ERV) agreed to that shown on the valuation report. We found that the property gross market rent (ERV) agreed to the valuation report, with no exception.

2.9.	Property tenure

For each property in the Sample Pool, we confirmed whether the property tenure agreed to that shown on the legal DD report. We found that the property tenure agreed to the legal DD report, with no exception.

2.10.	Leasehold ground rent expiry date

For each leasehold property in the Sample Pool, we confirmed whether the expiry date agreed, to within +/- 31 days, to that shown on the legal DD report. We found that the expiry date agreed, to within +/- 31 days, to the legal DD report, with no exception.

2.11.	Leasehold ground rent

For each leasehold property in the Sample Pool, we confirmed whether the ground rent agreed to that shown on the legal DD report. We found that the ground rent agreed to the legal DD report, with no exception.

2.12.	Year built

For each property in the Sample Pool, we confirmed whether the year built agreed to that shown on the valuation report. We found that the year built agreed to the valuation report, with no exception.

2.13.	Tenant name

For each tenant in the Sample Pool, we confirmed whether the tenant name substantially agreed to that shown on the lease summary report or rent roll. Substantially agreed is defined as being able to identify the name in the lease summary report or rent roll where spelling errors had occurred. We found that the tenant name substantially agreed to the lease summary report or rent roll, with no exception.

2.14.	Unit area

For each tenant in the Sample Pool, we confirmed whether the unit area agreed, to within +/- 0.01%, to that shown on the schedule of tenancies. We found that the unit area agreed, to within +/- 0.01%, to the schedule of tenancies, with no exception.

2.15.	Headline rent per annum

For each tenant in the Sample Pool, we confirmed whether the headline rent per annum agreed to that shown on the lease summary report, rent roll, tenancy at will letter, rent review memorandum or reliance letter. We found that the headline rent per annum agreed to the lease summary report, rent roll, tenancy at will letter, rent review memorandum or reliance letter, with no exception.

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2.16.	Lease start date

For each tenant in the Sample Pool, we confirmed whether the lease start date agreed, to within +/- 31 days, to that shown on the lease summary report, rent roll, lease agreement or reliance letter. We found that the lease start date agreed, to within +/- 31 days, to that shown on the lease summary report, rent roll, lease agreement or reliance letter, with no exception.

2.17.	Lease break date

For each tenant in the Sample Pool, we confirmed whether the lease break date agreed, to within +/- 31 days, to that shown on the lease summary report, lease agreement or rent roll. We found that the lease break date agreed, to within +/- 31 days, to that shown on the lease summary report, lease agreement or rent roll, with no exception.

2.18.	Lease expiry date

For each tenant in the Sample Pool, we confirmed whether the lease expiry date agreed, to within +/- 31 days, to that shown on the lease summary report, lease agreement or rent roll. We found that the lease expiry date agreed, to within +/- 31 days, to the lease summary report, lease agreement or rent roll, with no exception.

2.19.	Next rent review date

For each tenant in the Sample Pool, we confirmed whether the next rent review date, where applicable, agreed to within +/- 31 days, to that shown on the lease summary report, lease agreement or rent roll. We found that the next rent review date, where applicable, agreed to within +/- 31 days, to the lease summary report, lease agreement or rent roll, with no exception.

2.20.	Unit gross market rent (ERV)

For each tenant in the Sample Pool, we confirmed whether the unit gross market rent (ERV) agreed to that shown on the schedule of tenancies. We found that the unit gross market rent (ERV) agreed to the schedule of tenancies, with no exception.

3.            Scope of this Asset Agreed Upon Procedures Report

The scope of our work in preparing this Asset Agreed Upon Procedures Report was limited solely to those procedures set out above. We were not engaged to and did not conduct an audit the objective of which would be the expression of an opinion on the matters subject to the procedures described above. Accordingly, we do not express any opinion or overall conclusion on the procedures we have performed. You are responsible for determining whether the scope of our work specified is sufficient for your purposes and we make no representation regarding the appropriateness of these procedures for your purposes. If we were to perform additional procedures, other matters might come to our attention that would be reported to you.

This Asset Agreed Upon Procedures Report should not be taken to supplant any other enquiries and procedures that may be necessary to satisfy the requirements of the recipients of this Asset Agreed Upon Procedures Report.

This Asset Agreed Upon Procedures Report has been prepared for use in connection with the offering of securities inside of the United States and in accordance with United States attestation standards established by the American Institute of Certified Public Accountants and not in accordance with United Kingdom or other professional standards. This Asset Agreed Upon Procedures Report is only intended to be relied on in connection with any obligations or responsibilities in connection with the Issue that you may have under any legislation, regulations and/or rule of law under United States federal or state securities law. We accept no responsibility to, and deny any liability to, any person or in any way arising from or in connection with the use of this Asset Agreed Upon Procedures Report in connection with any offering of securities outside the United States.

4.            Use of this Asset Agreed Upon Procedures Report

Subject to the terms specified in in our Engagement Letter dated 11 July 2023, this Asset Agreed Upon Procedures Report is provided solely for the private information and use of the Issuer, the Seller, the Arranger, the Joint Lead Managers and the Managers and is not intended to be and should not be used by anyone other than the Issuer, the Seller, the Arranger, the Joint Lead Managers and the Managers. This Agreed Upon Procedures Report should not be included in any publicly filed or publicly available document nor should this Agreed Upon Procedures Report, the services performed hereunder, or Deloitte’s engagement hereunder be

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referred to in any publicly filed or publicly available document, in each case, except under the terms specified in our Engagement Letter. For the avoidance of doubt, the Arranger, the Joint Lead Managers and the Managers are being provided with the Asset Agreed Upon Procedures Report in their capacity as addressees and not the engaging party.

If you have any questions or would like to discuss the content of this Asset Agreed Upon Procedures Report please do not hesitate to contact Dan Keeble on 0207 303 4461.

Yours truly,

/s/ Deloitte LLP

Deloitte LLP

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